EXHIBIT 99.1



841 PRUDENTIAL DRIVE
STATEMENTS OF REVENUE AND
CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

841 Prudential Drive

INDEX TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------


                                                                          PAGE

Report of Independent Certified Public Accountants ......................  12

Statements of Revenues and Certain Expenses

        For the Year Ended December 31, 1997 ............................  13

        For the Six Months Ended June 30, 1998 (unaudited) ..............  14

Notes to Statements of Revenues and Certain Expenses ....................  15

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Ocwen Asset Investment Corp.



We have audited the accompanying statement of revenues and certain expenses for the property known as 841 Prudential Drive for the year ended December 31, 1997. This financial statement is the responsibility of the property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared using the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Ocwen Asset Investment Corp.) and is not intended to be a complete presentation of the revenues and expenses of the property known as 841 Prudential Drive.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for 841 Prudential Drive on the basis described in Note 2 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ PricewaterhouseCoopers LLP
-----------------------------------------------
PricewaterhouseCoopers LLP
Tampa, Florida
July 23, 1998

841 PRUDENTIAL DRIVE
STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
REVENUES
   Base rents ............................................   $     103,329


CERTAIN EXPENSES
   Real estate and property taxes ........................         694,282
   Utilities .............................................         812,812
   Janitorial ............................................         471,115
   Repairs and maintenance ...............................       1,026,677
   Security ..............................................         455,908
   Grounds and parking ...................................         247,339
   Other operating expenses ..............................         368,911
   Property management and administrative expenses .......         346,787
                                                             -------------

                                                                 4,423,831
                                                             -------------

CERTAIN EXPENSES IN EXCESS OF REVENUES ...................   $  (4,320,502)
                                                             -------------


   The accompanying notes are an integral part of these financial statements.

841 PRUDENTIAL DRIVE
STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------
REVENUES
   Base rents ............................................   $      53,954

CERTAIN EXPENSES
   Real estate and property taxes ........................         347,141
   Utilities .............................................         366,466
   Janitorial ............................................         269,477
   Repairs and maintenance ...............................         353,269
   Security ..............................................         292,114
   Grounds and parking ...................................         205,964
   Other operating expenses ..............................         230,207
   Property management and administrative expenses .......         155,116
                                                             -------------

                                                                 2,219,754
                                                             -------------

CERTAIN EXPENSES IN EXCESS OF REVENUES ...................   $  (2,165,800)
                                                             -------------

         The accompanying notes are an integral part of these financial statements.

841 PRUDENTIAL DRIVE

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------


1.   ORGANIZATION AND OPERATION OF PROPERTY:

     For the purpose of the accompanying statements of revenues and certain expenses (the "financial statements"), 841 Prudential Drive (the "Property") is a 22 story, 488,080 square foot office building and adjacent parking lot located in Jacksonville, Florida, which was acquired by Ocwen Asset Investment Corp. (the "Company") on July 22, 1998.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     BASIS OF PRESENTATION

     The accompanying financial statements have been prepared on the accrual basis of accounting.

     The accompanying financial statements are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenues excluded consist of Prudential Insurance Company of America ("Prudential") tenant rental income and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the building and improvements, Prudential corporate charges and other expenses not directly related to the future operations of the Property.

     INTERIM FINANCIAL STATEMENT

     The interim financial statement for the six months ended June 30, 1998 is unaudited. However, in the opinion of the Property's management, the interim financial statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the full year or any other period.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REVENUE RECOGNITION

     Base rents are  recognized on a  straight-line  basis over the terms of the
     lease   agreements  as  required  under   generally   accepted   accounting
     principles.

     REPAIRS AND MAINTENANCE

     Expenditures for repairs and maintenance are charged to operations as incurred. Betterments that improve or extend the life of the asset beyond its original condition are capitalized.

841 PRUDENTIAL DRIVE

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------

3.   TENANT LEASES:

     Leases for the Property have various remaining lease terms of up to three years with options to certain tenants for renewal.

     As of December 31, 1997, 100 percent of the total rentable area of the Property was either occupied by Prudential or leased under executed lease agreements. As of December 31, 1997, approximately 2 percent of the total rentable area of the Property had been leased under executed lease agreements. Future base rentals to be received under these executed lease agreements as of December 31, 1997 are as follows:

                 YEAR ENDING DECEMBER 31,               AMOUNT
                 1998 ............................   $     66,615
                 1999 ............................         40,371
                 2000 ............................          9,349
                 2001 and thereafter .............             --
                                                     ------------
                                                     $    116,335
                                                     ------------

     For the year ended December 31, 1997 and for the six months ended June 30, 1998 (unaudited), Prudential was the lessee responsible for 98 percent of total base rents. For purposes of these financial statements, rental income earned from Prudential tenants of $6,427,200 for the year ended December 31, 1997 and $3,133,265 for the six months ended June 30, 1998 (unaudited) was excluded, resulting in certain expenses in excess of revenues of $4,320,502 and $2,165,800 (unaudited), respectively.

1.   PROPERTY MANAGEMENT AND ADMINISTRATIVE EXPENSES:

     The Property incurs salary and benefit expenses for full-time employees. In addition, the Property incurred management fees which totaled $67,500 for the year ended December 31, 1997 and $50,472 for the six months ended June 30, 1998 (unaudited).

2.   RELATED PARTY:

     Prudential, the current owner of the Property, is also the Property's primary tenant. Current administrative and other operating expenses of the Property reflect economies of scale gained by Prudential. There can be no guarantee that future owners of the Property will be able to maintain administrative and other operating expenses at levels obtained in these financial statements.

450 SANSOME STREET
STATEMENTS OF REVENUE AND
CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31,
1996 AND THE SIX MONTHS ENDED
JUNE 30, 1997 (UNAUDITED)

450 SANSOME STREET

INDEX TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------------------------------------


                                                                         PAGE

Report of Independent Accountants ......................................  19

Statements of Revenue and Certain Expenses

        For the year ended December 31, 1996 ...........................  20

        For the six months ended June 30, 1997 (unaudited) .............  21

Notes to Statements of Revenue and Certain Expenses ....................  22

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Ocwen Asset Investment Corp.



We have audited the accompanying statement of revenue and certain expenses for the property known as 450 Sansome Street for the year ended December 31, 1996. This financial statement is the responsibility of the property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared using the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Ocwen Asset Investment Corp.) and is not intended to be a complete presentation of the revenues and expenses of the property known as 450 Sansome Street.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for 450 Sansome Street on the basis described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ PricewaterhouseCoopers LLP
-------------------------------------------
PricewaterhouseCoopers LLP
San Francisco, CA
June 26, 1998

450 SANSOME STREET

STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

REVENUE
  Rental income (Note 3) ..................................  $2,183,717
  Other Income ............................................      71,908
                                                             ----------

                                                              2,255,625
                                                             ----------

CERTAIN EXPENSES
  Real estate and property taxes ..........................     120,842
  Utilities ...............................................     390,229
  Janitorial ..............................................     232,219
  Other operating expenses ................................     356,195
  Property management and administrative expenses (Note 4).     121,281
                                                             ----------

                                                              1,220,766
                                                             ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES .....................  $1,034,859
                                                             ----------


                 See accompanying notes to financial statements.

450 SANSOME STREET

STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

REVENUE
  Rental income (Note 3) ..................................  $982,853
  Other Income ............................................    13,265
                                                             --------

                                                              996,118

CERTAIN EXPENSES
  Real estate and property taxes ..........................    59,901
  Utilities ...............................................   152,660
  Janitorial ..............................................    80,592
  Other operating expenses ................................   223,163
  Property management and administrative expenses (Note 4).    49,028
                                                             --------

                                                              565,344
                                                             --------

REVENUE IN EXCESS OF CERTAIN EXPENSES                        $430,774
                                                             --------


                 See accompanying notes to financial statements.

450 SANSOME STREET

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------------------------------------


1.   ORGANIZATION AND OPERATION OF PROPERTY:

     For the purpose of the accompanying statements of revenue and certain expenses, 450 Sansome Street (the "Property") is an office building located in San Francisco, California, which was acquired by Ocwen Asset Investment Corp. (the "Company") on September 23, 1997.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     BASIS OF PRESENTATION

     The accompanying statements of revenue and certain expenses have been prepared on the accrual basis of accounting. The accompanying financial statements are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses to be incurred by the Company in the future operations of the Property have been excluded. Expenses excluded consist of interest and other finance charges, depreciation of the building and improvements, and amortization of organization and other intangible costs and other expenses not comparable to future operations of the Property.

     INTERIM FINANCIAL STATEMENT

     The interim financial statement for the six months ended June 30, 1997 is unaudited. However, in the opinion of the Property's management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of revenue and certain expenses for the interim period. The revenue and certain expenses for the period presented are not necessarily indicative of the results to be expected for the full year or any other period.

     REVENUE RECOGNITION

     Rental income is recognized on a straight-line basis over the terms of the underlying leases.

     REPAIRS AND MAINTENANCE

     Expenditures for maintenance and repairs are charged to operations as incurred. Betterments that improve or extend the life of the asset beyond its original condition are capitalized.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

450 SANSOME STREET

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------------------------------------


3.   TENANT LEASES:

     Leases for the Property have various remaining lease terms of up to ten years with options to certain tenants for renewal. In addition to base rents, the leases provide for the tenants to pay their proportionate share of real estate taxes and operating expenses in excess of base year amounts.

     Future minimum rents to be received from tenants under non-cancelable leases as of December 31, 1996 are as follows:

                YEAR ENDING DECEMBER 31,                      AMOUNT
                1997 ....................................   $1,551,783
                1998 ....................................    1,353,848
                1999 ....................................    1,358,606
                2000 ....................................    1,281,262
                2001 ....................................      463,171
                Thereafter ..............................      403,559
                                                            ----------
                                                            $6,412,229
                                                            ----------


4.   PROPERTY MANAGEMENT AND ADMINISTRATIVE EXPENSES:

     The Property incurs salary and benefit expenses for full-time employees. In addition, the Property incurred management fees which totaled $46,631 for the year ended December 31, 1996 and $16,500 for the six months ended June 30, 1997 (unaudited).

CORTEZ PLAZA
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE NINE MONTHS
ENDED SEPTEMBER 30, 1997 (UNAUDITED)

CORTEZ PLAZA

INDEX TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------



                                                                        PAGE

Report of Independent Certified Public Accountants ....................  26

Statements of Revenues and Certain Expenses

        For the Year Ended December 31, 1996 ..........................  27

        For the Nine Months Ended September 30, 1997 (unaudited) ......  28

Notes to Statements of Revenues and Certain Expenses ..................  29

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Ocwen Asset Investment Corp.



We have audited the accompanying statement of revenues and certain expenses for the property known as Cortez Plaza for the year ended December 31, 1996. This financial statement is the responsibility of the property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared using the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Ocwen Asset Investment Corp.) and is not intended to be a complete presentation of the revenues and expenses of the property known as Cortez Plaza.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses for Cortez Plaza on the basis described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ PricewaterhouseCoopers LLP
-------------------------------------------
PricewaterhouseCoopers LLP
Tampa, Florida
June 19, 1998

CORTEZ PLAZA

STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------


REVENUES
  Base rents ........................................   $2,294,264
  Common area maintenance and property tax recoveries      521,601
                                                        ----------

                                                         2,815,865
                                                        ----------

CERTAIN EXPENSES
  Real estate and property taxes ....................      282,942
  Utilities .........................................       29,121
  Land lease ........................................       60,720
  Insurance .........................................       97,421
  Other operating expenses ..........................      193,128
  Property management and administrative expenses ...      112,437
                                                        ----------

                                                           775,769
                                                        ----------

REVENUES IN EXCESS OF CERTAIN EXPENSES ..............   $2,040,096
                                                        ----------


   The accompanying notes are an integral part of these financial statements.

CORTEZ PLAZA

STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

REVENUES
  Base rents ........................................   $1,658,913
  Common area maintenance and property tax recoveries      391,447
                                                        ----------

                                                         2,050,360
                                                        ----------

CERTAIN EXPENSES
  Real estate and property taxes ....................      246,467
  Utilities .........................................       27,150
  Land lease ........................................       60,834
  Insurance .........................................       77,146
  Other operating expenses ..........................      150,854
  Property management and administrative expenses ...       90,240
                                                        ----------

                                                           652,691
                                                        ----------

REVENUES IN EXCESS OF CERTAIN EXPENSES ..............   $1,397,669
                                                        ----------


   The accompanying notes are an integral part of these financial statements.

CORTEZ PLAZA

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------

1.   ORGANIZATION AND OPERATION OF PROPERTY:

     For the purpose of the accompanying statements of revenues and certain expenses (the "financial statements"), Cortez Plaza (the "Property") is a 289,686 square foot shopping center located in Bradenton, Florida, which was acquired by Ocwen Asset Investment Corp. (the "Company") on November 10, 1997.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     BASIS OF PRESENTATION

     The accompanying financial statements have been prepared on the accrual basis of accounting.

     The accompanying financial statements are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenues excluded consist of miscellaneous revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the building and improvements and other expenses not directly related to the future operations of the Property.

     INTERIM FINANCIAL STATEMENT

     The interim financial statement for the nine months ended September 30, 1997 is unaudited. However, in the opinion of the Property's management; the interim financial statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the full year or any other period.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REVENUE RECOGNITION

     Base rents are  recognized on a  straight-line  basis over the terms of the
     lease   agreements  as  required  under   generally   accepted   accounting
     principles.

     REPAIRS AND MAINTENANCE

     Expenditures for repairs and maintenance are charged to operations as incurred. Betterments that improve or extend the life of the asset beyond its original condition are capitalized.

CORTEZ PLAZA

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------


3.   TENANT LEASES:

     REVENUES

     As of December 31, 1996, approximately 97 percent of the total rentable area of the shopping center had been leased under executed lease agreements. Future base rentals to be received under these lease agreements as of December 31, 1996 are as follows:

                 YEAR ENDING DECEMBER 31,                       AMOUNT

                 1997                                        $ 2,224,052
                 1998                                          2,318,903
                 1999                                          2,200,339
                 2000                                          1,904,088
                 2001                                          1,795,029
                 Thereafter                                    4,948,647
                                                             -----------
                                                             $15,391,058
                                                             -----------

     For the year ended December 31, 1996, the Property received approximately $1,379,000, or 60 percent of total base rentals from five leases. For the nine months ended September 30, 1997, the Property received approximately $1,068,000, or 64 percent (unaudited) of total base rentals from five leases.

     Certain lease agreements contain provisions, which enable the Property to increase the tenants' base rental in accordance with the consumer price index.

     In addition to base rents, the leases provide for the tenants to pay their proportionate share of common area maintenance and property taxes ("common area expenses"). Common area expenses are charged back to tenants as defined in each tenant's lease agreement (primarily pro rata based upon square footage) and recorded as revenue in Common area maintenance and property tax recoveries.

     EXPENSES

     Land lease expenses consist of costs associated with the leases of land on which the Property resides. These costs are expensed on a straight-line basis over the terms of the lease agreements.

     Future lease commitments are approximately $62,000 in 1997 and $41,000 in 1998 and thereafter, subject to certain lease adjustments based on increases in the consumer price index.

1.   PROPERTY MANAGEMENT AND ADMINISTRATIVE EXPENSES:

     The Property incurred management fees which totaled $112,437 for the year ended December 31, 1996 and $90,240 for the nine months ended September 30, 1997 (unaudited).

BAYERS ROAD SHOPPING CENTRE
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997 (AND FOR THE THREE MONTHS
ENDED MARCH 31, 1998 (UNAUDITED) AND THE PERIOD FROM MAY 14,
1997 TO DECEMBER 31, 1997 (UNAUDITED))

BAYERS ROAD SHOPPING CENTRE

INDEX TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------------------------------------


                                                                           PAGE

Auditors' Report .........................................................  33

Statements of Revenue and Certain Expenses

        For the Year Ended December 31, 1997 .............................  34

        For the Three Months Ended March 31, 1998 (unaudited) ............  35

        For the Period from May 14, 1997 to December 31, 1997 (unaudited).  36

Notes to Statements of Revenue and Certain Expenses ......................  37

                                AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OCWEN ASSET INVESTMENT CORP.



We have audited the accompanying statement of revenue and certain expenses for the property known as Bayers Road Shopping Centre for the year ended December 31, 1997. This financial statement is the responsibility of Ocwen Asset Investment Corp. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.

The accompanying statement of revenue and certain expenses was prepared using the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Ocwen Asset Investment Corp.) and is not intended to be a complete presentation of the revenues and expenses of the property known as Bayers Road Shopping Centre.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for Bayers Road Shopping Centre on the basis described in Note 2 for the year ended December 31, 1997 in conformity with generally accepted accounting principles in the United States.


/s/ PricewaterhouseCoopers
--------------------------------------------------
PricewaterhouseCoopers

CHARTERED ACCOUNTANTS
Toronto, Ontario
June 23, 1998

BAYERS ROAD SHOPPING CENTRE

STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

REVENUE
  Rental (Note 3) ........................................   $4,699,923
  Recoveries .............................................    2,126,254
                                                             ----------
                                                              6,826,177

CERTAIN EXPENSES
  Real estate and property taxes .........................    1,284,317
  Utilities ..............................................      530,700
  Janitorial .............................................      269,906
  Other operating expenses ...............................      580,404
  Property management and administrative expenses (Note 4)      656,609
  Repairs and maintenance ................................      318,680
                                                             ----------

                                                              3,640,616
                                                             ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES ....................   $3,185,561
                                                             ----------


                 See accompanying notes to financial statements.

BAYERS ROAD SHOPPING CENTRE

STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


REVENUE
  Rental (Note 3) ........................................   $1,062,801
  Recoveries .............................................      467,686
                                                             ----------
                                                              1,530,487

CERTAIN EXPENSES
  Real estate and property taxes .........................      298,832
  Utilities ..............................................      131,379
  Janitorial .............................................       67,668
  Other operating expenses ...............................      184,366
  Property management and administrative expenses (Note 4)      130,901
  Repairs and maintenance ................................       58,973
                                                             ----------

                                                                872,119
                                                             ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES ....................   $  658,368
                                                             ----------


                 See accompanying notes to financial statements.

BAYERS ROAD SHOPPING CENTRE

STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE PERIOD FROM MAY 14, 1997 TO DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

REVENUE
  Rental (Note 3) ........................................   $2,948,793
  Recoveries .............................................    1,164,312
                                                             ----------
                                                              4,113,105

CERTAIN EXPENSES
  Real estate and property taxes .........................      761,445
  Utilities ..............................................      296,469
  Janitorial .............................................      172,353
  Other operating expenses ...............................      308,772
  Property management and administrative expenses (Note 4)      392,776
  Repairs and maintenance ................................      247,819
                                                             ----------

                                                              2,179,634
                                                             ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES ....................   $1,933,471
                                                             ----------


                 See accompanying notes to financial statements.

BAYERS ROAD SHOPPING CENTRE

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------------------------------------
DECEMBER 31, 1997

1.   ORGANIZATION AND OPERATION OF PROPERTY:

     For the purpose of the accompanying statements of revenue and certain expenses, Bayers Road Shopping Centre (the "property") is a shopping center located in Halifax, Nova Scotia, which was acquired through foreclosure by Ocwen Asset Investment Corp. (the "REIT") on April 9, 1998.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The financial statement is expressed in Canadian dollars and is prepared in accordance with accounting principles generally accepted in the United States.

     BASIS OF PRESENTATION

     The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

     The financial statement is not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be comparable to the revenues and expenses to be earned or incurred by the REIT in the future operations of the property have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the property. Expenses excluded consist of interest and other finance charges, depreciation of the building and improvements, amortization of organization and other intangible costs, capital taxes and other expenses not directly related to the future operations of the property.

     INTERIM FINANCIAL STATEMENTS

     The interim financial data for the three months ended March 31, 1998 and the period from May 14, 1997 (the date of inception of the REIT) to December 31, 1997 is unaudited. However, in the opinion of the REIT, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the full year or any other period.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REVENUE RECOGNITION

     Rental revenues are recognized on a straight-line basis required under generally accepted accounting principles.

     REPAIRS AND MAINTENANCE

     Expenditures for maintenance and repairs are charged to operations as incurred. Betterments that improve or extend the life of the asset beyond its original condition are capitalized.

BAYERS ROAD SHOPPING CENTRE


NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES...CONTINUED
DECEMBER 31, 1997
--------------------------------------------------------------------------------

3.    TENANT LEASES:

     Leases for the property have various remaining lease terms of up to nine years with options to certain tenants for renewal.

     Future minimum rents to be received from tenants as at December 31, 1997 are as follows:

               YEAR ENDING DECEMBER 31,                     AMOUNT

               1998 .............................      $ 3,907,000
               1999 .............................        3,080,000
               2000 .............................        2,307,000
               2001 .............................        1,884,000
               2002 .............................        1,320,000
               Thereafter .......................        3,299,000
                                                       -----------
                                                       $15,797,000
                                                       -----------

     For the year ended December 31, 1997, one lessee was responsible for 13 percent of rental revenue. For the three months ended March 31, 1998 and the period from May 14, 1997 to December 31, 1997 (unaudited), the one lessee was responsible for 14 percent and 11 percent of rental revenue, respectively. This one lessee can terminate its lease agreement if the property's vacancy exceeds a certain level.


4.   PROPERTY MANAGEMENT AND ADMINISTRATIVE EXPENSES:

     The property incurs salary and benefit expenses for full-time employees. In addition, the property incurred management fees which totaled $208,800 for the year ended December 31, 1997, $46,400 for the three months ended March 31, 1998 (unaudited) and $132,717 for the period from May 14, 1997 to December 31, 1997 (unaudited).